Cambria ETF Trust

All Funds

Supplement dated January 4, 2024

to the currently effective Statement of Additional Information (“SAI”), as may be amended or supplemented

The following information supplements and should be read in conjunction with the Funds’ SAI.

Effective immediately, the first paragraph of the sub-section titled “Proxy Voting” under the “Management of the Funds” section of the SAI is deleted in its entirety and replaced by the following:

The Board has delegated to Cambria the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, Cambria is required by the Board to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. Cambria has subsequently delegated the authority and responsibility to vote proxies for the Funds’ securities to the Sub-Adviser pursuant to the Sub-Advisory Agreement described in greater detail below. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.

Further, Appendix A is deleted in its entirety and replaced by the following:

Appendix A

Proxy Voting Policies and Procedures for the Trust

Tidal Investments LLC

(the “Company” or the “Sub-Adviser”)

Proxy Voting Policies

1.	General

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. Because the Company has discretionary authority over the securities held by each series of Cambria ETF Trust as well as various other advisory Client accounts (together, the “Clients”), the Company is viewed as having proxy voting authority and is subject to the Proxy Voting Rule. To meet the obligations under this rule, the Company has adopted and implemented policies and procedures reasonably designed to ensure the Company votes proxies in the best interest of its Clients and addresses how it will resolve any conflict of interest that may arise when voting proxies. Additionally, the Company will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to Clients and upon request providing Clients with a copy of it; and (iii) inform Clients as to how they can obtain information from the Company as to how their securities were voted.

The Company has adopted the following Proxy Voting Guidelines (the “Guidelines”) in an effort to comply with the Proxy Voting Rule.

The Portfolio Managers and the Chief Compliance Officer (or their Designated Persons) will generally adhere to the following procedures (subject to limited exception):

a.	A written record of each proxy received by the Sub-Adviser will be maintained in the Sub-Adviser’s files;

b.	The Portfolio Management Team (or designee) will determine which of the Advisory Clients hold the security to which the proxy relates;

c.	Confirm that the proxy materials received relate to the correct number of shares, as of the record date;

d.	Confirm if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, the Portfolio Managers and the Chief Compliance Officer together will make a determination as to whether the conflict is material.

e.	If the conflict is not material, the Sub-Adviser will proceed to vote the proxy. The Sub-Adviser also has the flexibility to abstain from a particular proxy vote if doing so would be in the best interests of the Clients, taking into account associated costs, benefits, and interests of the Clients.

The Company may retain a third party to assist it in coordinating and voting proxies with respect to Client securities (which may include the Client’s prime broker(s)). If so, the Chief Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained. The Company bases its voting decisions on its policy guidelines which are driven by considerations of the best interests of its Clients and mutual fund shareholders. The Company will generally vote in favor of management positions however they must coincide with the best interests of its Clients and fund shareholders.

2.	Conflicts of Interest

As stated above, in evaluating how to vote a proxy, the Sub-Adviser will first determine whether there is a conflict of interest related to the proxy in question between the Sub-Adviser and the Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Sub-Adviser (or any affiliate of the Sub-Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client managed by the Sub-Adviser.

If a conflict is identified and deemed to be material, the Sub-Adviser will generally seek to mitigate the conflict by either appointing an independent third party to vote the proxy or disclosing the conflict to affected Advisory Clients and/or Investors.

3.	Recordkeeping

Pursuant to the Proxy Voting Rule, the Company shall retain the following five (5) types of records relating to proxy voting: (i) proxy voting policy and procedures, including any proxy advisory firm’s proxy voting policy and procedures; (ii) proxy statements received for Client securities; (iii) records of votes cast on behalf of Clients; (iv) written Client requests for proxy voting information and written adviser responses to any Client request (whether oral or written) for proxy voting information; and (v) any documents prepared by the Company that were material to making a proxy voting decision or that memorialized the basis for the decision.

These records shall be maintained and preserved in an easily accessible place for a period of not less than six (6) years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two (2) years in an appropriate office of the Company. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request). The CCO is responsible for ensuring all Clients, who have given the Company proxy voting authority, are voted and for maintaining a record of all proxies voted.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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